Newday Ocean Health ETF

Schedule of Investments

August 31, 2024 (Unaudited)

COMMON STOCKS - 98.8%	Shares	Value
Chemicals - 14.4%
Croda International PLC	2,049	$110,597
DSM-Firmenich AG	1,334	181,623
Ecolab, Inc.	615	155,706
		447,926

Electronics - 4.4%
Badger Meter, Inc.	660	136,580

Engineering & Construction - 12.5%
Acciona SA	952	128,876
Jacobs Solutions, Inc.	899	135,641
Stantec, Inc.	1,521	124,558
		389,075

Environmental Control - 9.1%
Kurita Water Industries Ltd.	2,733	109,485
Tetra Tech, Inc.	736	174,977
		284,462

Food - 11.0%
Austevoll Seafood ASA	9,779	87,707
Grieg Seafood ASA	11,237	53,574
Oceana Group Ltd.	20,062	77,344
The Kroger Co.	2,356	125,363
		343,988

Healthcare - Products - 4.1%
Agilent Technologies, Inc.	881	125,913

Household Products & Wares - 3.2%
Reckitt Benckiser Group PLC	1,736	99,612

Investment Companies - 2.5%
Aker ASA - Class A	1,342	76,018

Machinery - Diversified - 13.5%
Kalmar Oyj - Class B (a)	1,822	52,124
Organo Corp.	2,387	108,854
Xylem, Inc.	1,078	148,257
Zurn Elkay Water Solutions Corp. - Class C	3,449	111,851
		421,086

Pharmaceuticals - 6.7%
CVS Health Corp.	1,455	83,284
McKesson Corp.	225	126,243
		209,527

Retail - 10.2%
Costco Wholesale Corp.	165	147,243
Walmart, Inc.	2,223	171,682
		318,925

Transportation - 3.1%
Cargotec Oyj - Class B	1,822	96,211

Water - 4.1%
Veolia Environnement SA - ADR	7,770	128,593
TOTAL COMMON STOCKS (Cost $2,700,048)		3,077,916

SHORT-TERM INVESTMENTS - 1.1%
Money Market Funds - 1.1%	Shares
First American Government Obligations Fund - Class X, 5.22% (b)	35,532	35,532
TOTAL SHORT-TERM INVESTMENTS (Cost $35,532)		35,532

TOTAL INVESTMENTS - 99.9% (Cost $2,735,580)		3,113,448
Other Assets in Excess of Liabilities - 0.1%		3,708
TOTAL NET ASSETS - 100.0%		$3,117,156

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
AG - Aktiengesellschaft
ASA - Advanced Subscription Agreement
PLC - Public Limited Company
SA - Sociedad Anónima

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized effective yield as of August 31, 2024.

Summary of Fair Value Exposure at August 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2024:

Newday Ocean Health ETF

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$3,077,916	$—	$—	$3,077,916
Money Market Funds	35,532	—	—	35,532
Total Assets	$3,113,448	$—	$—	$3,113,448

Refer to the Schedule of Investments for further disaggregation of investment categories.